                                                                   EXHIBIT 10.23

                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (this "Agreement") is made to be effective as of August 8, 2001, by and between GAINSCO, INC., a Texas corporation ("Seller"), and Herbert A. Hill ("Buyer").


                                    RECITALS:


         WHEREAS, Seller purchased all of the outstanding shares (the "Shares") of the capital stock of Tri-State, Ltd., a North Dakota corporation ("TSL"), from Buyer and Alan E. Heidt ("Heidt") on January 7, 2000 (the "Original Transaction"), and Seller is now the record and beneficial owner of all the Shares;

         WHEREAS, TSL is the record and beneficial owner of all of the outstanding shares of the capital stock of each of Herb Hill Insurance, Inc. and MDR/Motor Vehicle Driving Records (TSL, Herb Hill Insurance, Inc. and MDR/Motor Vehicle Driving Records are referred to herein as the "Acquired Companies");

         WHEREAS, prior to the making of this Agreement, TSL distributed all of the outstanding shares of the capital stock of Midwest Casualty Insurance Company ("MCIC") to Seller, and Seller is now the record and beneficial owner of all of the outstanding shares of the capital stock of MCIC;

         WHEREAS, both before and since the Original Transaction, Buyer has been the President of TSL and in such capacity has a thorough familiarity with the condition, operations and history of TSL and the other Acquired Companies; and

         WHEREAS, Seller desires to sell, and Buyer desires to purchase, all of the Shares for the consideration and on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements set forth and for other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I.
                      SALE AND TRANSFER OF SHARES; CLOSING

         1.1 SHARES. Subject to the terms and conditions of this Agreement, at the Closing (defined below), Seller will sell and transfer the Shares to Buyer, and Buyer will purchase the Shares from Seller.


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         1.2 PURCHASE PRICE. The purchase price to be paid by Buyer for the
Shares shall be equal to the sum of $931,968, payable through the execution and delivery by Buyer of a Promissory Note substantially in the form attached hereto as Exhibit 1.2 (the "Note").

         1.3 CLOSING. The consummation of the purchase and sale (the "Closing") provided for in this Agreement will take place at the offices of Jackson Walker L.L.P., at 901 Main Street, Suite 6000, Dallas, Texas, at 10:00 a.m. (local time) on a date (the "Closing Date") that is no later than five (5) days after all conditions to Closing have been satisfied, or at such other time and place as the parties may agree. Subject to the provisions of Article IV, failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this Section 1.3 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

         1.4 CLOSING OBLIGATIONS. At the Closing:

         (a) Seller will deliver to Buyer:

                  (i) certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers), for transfer to Buyer (it being understood that such Shares nonetheless shall be retained by Buyer pursuant to the Stock Pledge Agreement substantially in the form of Exhibit 1.4(a)(i) attached hereto (the "Stock Pledge Agreement") and will be pledged at or following the Closing to Bank One, NA);

                  (ii) a Mutual Release substantially in the form of Exhibit 1.4(a)(ii) attached hereto (the "Mutual Release") executed by Seller and TSL;

                  (iii) an Assignment and Assumption Agreement substantially in the form of Exhibit 1.4(a)(iii) attached hereto (the "Assignment") executed by Seller and TSL; and

                  (iv) evidence that the Consent (defined in Section 2.1 below) has been obtained.

         (b) Buyer will deliver to Seller:

                  (i) the Note, executed by Buyer;

                  (ii) the Stock Pledge Agreement, executed by Buyer;

                  (iii) two effective Letters of Credit, each in an amount equal to $931,968 and otherwise substantially in the respective forms of
         Exhibit 1.4(b)(iii)(A) and Exhibit 1.4(b)(iii)(B) attached hereto;

                  (iv) the Mutual Release, executed by Buyer and Heidt; and

                  (v) the Assignment, executed by Buyer and Heidt.


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         1.5 ADJUSTMENTS TO NOTE.

         (a) Within 90 days following the Closing, Seller will provide to Buyer a calculation of the "July 31 Book Value Amount". As used in this Agreement, the "July 31 Book Value Amount" means, with respect to TSL on a consolidated basis (but exclusive of the assets and liabilities of MCIC), total assets less total liabilities as of the close of business on July 31, 2001 computed in accordance with generally accepted accounting principles for financial reporting in the United States, applied on a consistent basis. If, within 15 days after delivery of the calculation of the July 31 Book Value Amount to Buyer, Buyer has not given written notice to Seller disputing such calculation and indicating the basis of such dispute, such calculation shall be conclusive and binding on Buyer. In the event Buyer gives Seller such notice of dispute within such 15-day period, Seller and Buyer will use their best efforts to settle the dispute within 30 days after the giving of such notice. Any dispute unresolved after such 30-day period shall be submitted to a national public accounting firm selected by Seller and reasonably satisfactory to Buyer. The costs and fees of such national public accounting firm shall be borne equally by Buyer and Seller. The decision of such accounting firm with respect to such dispute shall be final and binding on the parties hereto.

         (b) Following the final determination of the July 31 Book Value Amount:
(i) to the extent the July 31 Book Value Amount exceeds $681,968, the original principal amount of the Note shall be increased by an amount equal to such incremental excess; (ii) to the extent the July 31 Book Value Amount is less than $681,968, the original principal amount of the Note shall be reduced by an amount equal to such incremental shortfall, and (iii) if the July 31 Book Value Amount is equal to $681,968, the original principal amount of the Note shall not be adjusted. In the event the original principal amount of the Note is to be adjusted, Buyer shall execute, within 30 days after the final determination of the July 31 Book Value Amount, an amended and restated Note reflecting the adjusted original principal amount of the Note and the original Note shall be marked "canceled" upon receipt by Seller of the amended and restated Note. The amended and restated Note shall be identical in all respects to the original Note except that (i) the original principal amount shall be adjusted as set forth in this Section and (ii) the final payment of principal due at maturity of the Note on June 30, 2004 shall be adjusted to reflect the increase or decrease in the original principal amount of the Note (it being understood that the first two payments of principal, each in the amount of $350,000 and due on June 30, 2002 and June 30, 2003, respectively, shall not be changed).

         1.6 TELECOMMUNICATIONS EQUIPMENT. Seller shall allow TSL continued use of the telecommunications equipment described on Schedule 1.6 attached hereto (the "Telecom Equipment") for a period not to exceed 90 days following the date of the Closing. Upon the earlier to occur of (i) receipt by Seller of written notice from TSL that TSL no longer requires the Telecom Equipment or (ii) the 90th day following the date of the Closing, Buyer and TSL shall provide Seller with reasonable cooperation and reasonable access to the premises on which the Telecom Equipment is located sufficient to allow Seller to remove the Telecom Equipment in such a manner as to facilitate the preservation of the value of the Telecom Equipment.

         1.7 FURTHER ASSURANCES. At all times following the Closing, the parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may


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reasonably request for the purpose of confirming the ownership of the Telecom
Equipment and all the outstanding capital stock of MCIC by Seller and the ownership of all the outstanding capital stock of TSL by Buyer.

                                  ARTICLE II.
               CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE

         Buyer's obligation to purchase the Shares and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

         2.1 BANK CONSENT. The consent, waiver and release of Bank One, NA (the "Consent") under its Revolving Credit Agreement with Seller and GAINSCO Service Corp. dated November 13, 1998, as amended, and related collateral documents, with respect to the transactions contemplated by this Agreement (the "Transactions") must have been obtained and must be in full force and effect.

         2.2 NO PROHIBITION. Neither the consummation nor the performance of any of the Transactions will, directly or indirectly (with or without notice or lapse of time) cause Buyer or any individual, corporation, general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or other entity (any "Person") affiliated with Buyer to suffer any material adverse consequence under, (a) any applicable federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty (any "Legal Requirement") or any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body (defined below) or by any arbitrator (any "Order") or (b) any Legal Requirement or Order that has been published, introduced, or otherwise proposed by or before any Governmental Body. As used in this Agreement, "Governmental Body" means any
(i) nation, state, county, city, town, village, district, or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign, or other government; (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); (iv) multi-national organization or body; or (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

         2.3 REGULATORY APPROVAL. Buyer shall have obtained the necessary regulatory approvals in the states in which any of the Acquired Companies operate to consummate the Transactions.

         2.4 CLOSING DELIVERIES. All items contemplated in Section 1.4(a) shall have been delivered to Buyer.


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                                  ARTICLE III.
              CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE

         Seller's obligation to sell the Shares and to take the other actions required to be taken by Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Seller, in whole or in part):

         3.1 CONSENTS. The Consent must have been obtained and must be in full force and effect.

         3.2 NO PROHIBITION. Neither the consummation nor the performance of any of the Transactions will, directly or indirectly (with or without notice or lapse of time) cause Seller or any Person affiliated with Seller to suffer any material adverse consequence under, (a) any applicable Legal Requirement or Order or (b) any Legal Requirement or Order that has been published, introduced, or otherwise proposed by or before any Governmental Body.

         3.3 REGULATORY APPROVAL. Seller shall have obtained the necessary regulatory approvals in the states in which any of the Acquired Companies operate to consummate the Transactions.

         3.4 PAYMENT OF RESERVE ADJUSTMENT. Seller shall have received via wire transfer from Buyer the sum of $50,000 in immediately available funds pursuant to the terms of the Agreement Regarding Reserve Adjustment of even date herewith between Buyer and Seller.

         3.5 INSURANCE AGREEMENTS. The General Agency Agreement among MA Insurance Company, Inc., MCIC and TSL and the Quota Share Reinsurance Agreement among MGA Insurance Company, Inc., MCIC, and Motors Insurance Corporation by GMAC Re Corporation, each in form and substance acceptable to Seller in its sole discretion, shall have been fully executed and delivered and shall remain in full force and effect through the Closing.

         3.6 CLOSING DELIVERIES. All items contemplated in Section 1.4(b) shall have been delivered to Seller.

                                  ARTICLE IV.
                                   TERMINATION

         4.1 TERMINATION EVENTS. This Agreement may, by notice given prior to or at the Closing, be terminated:

         (a) (i) by Buyer if any of the conditions in Article II has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement) and Buyer has not waived such condition on or before the Closing Date; or (ii) by Seller, if any of the conditions in Article III has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Seller to comply with its obligations under this Agreement) and Seller have not waived such condition on or before the Closing Date;


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         (b) by mutual consent of Buyer and Seller; or

         (c) by either Buyer or Seller if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before December 31, 2001, or such later date as the parties may agree upon.

         4.2 EFFECT OF TERMINATION. Each party's right of termination under
Section 4.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 4.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Section 5.1 will survive; provided, however, that if this Agreement is terminated by a party because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

                                   ARTICLE V.
                               GENERAL PROVISIONS

         5.1 EXPENSES. All costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such costs and expenses.

         5.2 ACKNOWLEDGEMENTS OF BUYER. Buyer has such knowledge and experience in financial and business matters generally and the business and operations of the Acquired Companies in particular as to be capable of evaluating the merits and risks of purchasing the Shares. To the full satisfaction of Buyer, Buyer has been furnished any materials Buyer has requested relating to the Acquired Companies. Buyer is not relying upon any other information, representation or warranty by Seller or any of its affiliates or their respective agents in determining to purchase the Shares. Buyer has consulted to the extent deemed appropriate by Buyer with Buyer's own advisers as to the financial, tax, legal and related matters concerning the purchase of the Shares.

         5.3 PUBLIC ANNOUNCEMENTS. Any public announcement or similar publicity with respect to this Agreement or the Transactions will be issued, if at all, at such time and in such manner as Seller determines. Unless consented to by Seller in advance or required by Legal Requirements, prior to the Closing Buyer shall keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person other than any professional advisors of Buyer. Seller and Buyer will consult with each other concerning the means by which the employees, customers, and suppliers of the Acquired Companies and MCIC and others having dealings with the Acquired Companies and MCIC will be informed of the Transactions, and Seller will have the right to be present for any such communication.

         5.4 NOTICES. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when


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received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

         If to Seller:

                  GAINSCO, INC.
                  500 Commerce Street
                  Fort Worth, Texas 76102-5439
                  Attention: Chief Executive Officer
                  Facsimile No.: (817) 338-1454

         with a copy of all notices to Seller and TSL to:

                  Jackson Walker L.L.P.
                  901 Main Street, Suite 6000
                  Dallas, Texas  75202
                  Attention:   Byron F. Egan
                  Facsimile No.:  (214) 953-5822

         If to Buyer:

                  1605 E. Capitol Avenue
                  Bismarck, North Dakota  58501
                  Facsimile No.: (701) 223-0842

         with a copy to:

                  Pearce & Durick P.L.L.P.
                  P.O. Box 400
                  314 East Thayer Avenue
                  Bismarck, North Dakota 58502
                  Attention: Patrick W. Durick
                  Facsimile No.:  (701) 223-7865

         5.5 JURISDICTION; SERVICE OF PROCESS. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties in the courts of the State of Texas, County of Dallas, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas, Dallas Division, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

         5.6 BEST EFFORTS; FURTHER ASSURANCES. Between the date of this Agreement and the Closing Date, Buyer and Seller each shall use its best efforts to cause the conditions to Closing


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for which it is responsible to be satisfied. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

         5.7 WAIVER. The rights and remedies of the parties to this Agreement are cumulative and not alternative. The rights of Buyer and Seller hereunder are in addition to all other rights provided by law. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party;
(b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

         5.8 ENTIRE AGREEMENT AND MODIFICATION. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties hereto.

         5.9 REDUCTION OF LETTERS OF CREDIT. In the event that the amount of principal and interest outstanding under the Note is reduced (whether by payment of principal by Buyer or through the issuance of a replacement Note as set forth in Section 1.5 of this Agreement), within 30 days after receipt by Seller of the written request of Buyer, Seller shall request the issuers of the respective Letters of Credit to reduce the face amount of each Letter of Credit to an amount equal to the sum of the amount of principal and interest then outstanding pursuant to the Note.

         5.10 REPRESENTATION OF SELLER. Seller hereby represents to Buyer that, subject to receipt of the Consent and the following sentence, Seller has all right, power, authority, and capacity to execute and deliver this Agreement and sell the Shares free and clear of encumbrances to Buyer on the terms set forth herein. Buyer acknowledges that the certificate(s) evidencing the Shares will be pledged by Seller to Bank One, NA at or shortly after the Closing.

         5.11 DELIVERY OF SHARES. Seller shall deliver the certificate(s) evidencing the Shares to Buyer within thirty (30) days following the date that all obligations of Buyer under the Note have been fully satisfied (whether through payment by Buyer or draw on one or both Letters of Credit).

         5.12 ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS. Neither party may assign any of its rights under this Agreement without the prior consent of the other parties.


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Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

         5.13 SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         5.14 GOVERNING LAW. This Agreement will be governed by the laws of the State of Texas without regard to conflicts of laws principles.

         5.15 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.



                           [Intentionally left blank.]


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         IN WITNESS WHEREOF, the parties have executed and delivered this
Agreement as of the date first written above.

                                   BUYER:



                                   ---------------------------------------------
                                   Herbert A. Hill



                                   SELLER:

                                   GAINSCO, INC.



                                   By:
                                      ------------------------------------------
                                   Name:  Glenn W. Anderson
                                   Title:  President and Chief Executive Officer


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                                   EXHIBIT 1.2


                                 PROMISSORY NOTE


                                                                   Dated as of
$931,968                                                         August __, 2001


         For value received, Herbert A. Hill ("Maker"), promises to pay to the order of GAINSCO, INC., a Texas corporation (the "Company"), at its principal office in Fort Worth, Texas, or at such other place or to such other payee as the holder of this promissory note (this "Note") may from time to time specify, the principal sum of Nine Hundred and Thirty-One Thousand Nine Hundred Sixty-Eight Dollars ($931,968) together with interest on the unpaid principal balance from day to day outstanding as follows:

                           Principal

         $350,000 on June 30, 2002; $350,000 on June 30, 2003; and $231,968 on
         June 30, 2004; and

                           Interest

         All accrued interest to be payable on each March 31, June 30, September 30 and December 31 during the term of this Note, with any accrued but unpaid interest as of June 30, 2004 to be paid in full at that time.

         The rate of interest on this Note shall be fixed on each March 31, June 30, September 30 and December 31 during the term of this Note to a rate per annum equal to the "prime rate" in effect at the close of business on the immediately preceding "Business Day" as published by the Wall Street Journal (Southwest Edition), and shall remain the same for the ensuing quarterly period (unless increased for late payments or following an event of default as provided in this Note). For purposes of this Note, a "Business Day" is a day on which the Wall Street Journal (Southwest Edition) is published. Interest on this Note shall be calculated at a daily rate equal to 1/365 of the interest rate which this Note bears from time to time, subject to the provisions hereof limiting interest to the maximum permitted by applicable law.

         Any installment payment not paid within 10 days after the date such installment is due will bear interest at the rate of 12% per annum from the due date of the installment until such installment has been paid in full.

         Demand for payment will be presumed to have been issued, and the entire unpaid principal balance and accrued interest hereunder will become immediately due, upon delivery to Maker of written notice of the occurrence of any one or more of the following events of default:

         ARTICLE VI. MAKER FAILS TO MAKE ANY PAYMENT DUE HEREUNDER WITHIN 5 DAYS OF THE DATE OF WRITTEN NOTICE THAT SUCH PAYMENT IS OVERDUE;

         ARTICLE VII. EITHER LETTER OF CREDIT (AS SUCH TERM IS DEFINED IN THE STOCK PLEDGE AGREEMENT (HEREIN SO CALLED) BETWEEN MAKER AND THE COMPANY OF EVEN DATE WITH THIS NOTE) CEASES TO BE IN FULL FORCE AND EFFECT OR THE ISSUER OF EITHER LETTER OF CREDIT GIVES ANY NOTICE OF ITS INTENT TO TERMINATE OR NOT TO RENEW THE LETTER OF CREDIT OR TO DISHONOR A DRAW ON THE LETTER OF CREDIT (PROVIDED, HOWEVER, THAT IN THE EVENT THAT THE APPLICABLE ISSUER OF A LETTER OF CREDIT GIVES NOTICE OF ITS INTENT NOT TO RENEW THE LETTER OF CREDIT AND MAKER, PRIOR TO THE DATE THAT IS 20 CALENDAR DAYS PRIOR TO THE EXPIRATION OF THE LETTER OF CREDIT, SUBSTITUTES A LIKE LETTER OF CREDIT BY A UNITED STATES BANK HAVING A NET WORTH (AS ESTABLISHED BY THE MOST RECENT PUBLIC FINANCIAL INFORMATION OF SUCH BANK, COPIES OF WHICH SHALL BE PROVIDED BY MAKER TO COMPANY) OF NOT LESS THAN $500 MILLION, NO EVENT OF DEFAULT SHALL BE DEEMED TO HAVE OCCURRED);

         ARTICLE VIII. ANY DEFAULT UNDER THE TERMS OF THE STOCK PLEDGE AGREEMENT; OR

         ARTICLE IX. MAKER: (A) BECOMES INSOLVENT, OR MAKES A TRANSFER IN FRAUD OF CREDITORS, OR MAKES AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS, OR ADMITS IN WRITING HIS INABILITY TO PAY HIS DEBTS AS THEY BECOME DUE; (B) GENERALLY IS NOT PAYING HIS DEBTS AS SUCH DEBTS BECOME DUE; (C) HAS A RECEIVER, TRUSTEE, LIQUIDATOR, ADMINISTRATOR OR CUSTODIAN APPOINTED FOR, OR TAKE POSSESSION OF, ALL OR ANY SUBSTANTIAL PART OF HIS ASSETS, EITHER IN A PROCEEDING BROUGHT BY MAKER OR IN A PROCEEDING BROUGHT AGAINST MAKER AND SUCH APPOINTMENT IS NOT DISCHARGED OR SUCH POSSESSION IS NOT TERMINATED WITHIN SIXTY (60) DAYS AFTER THE EFFECTIVE DATE THEREOF OR MAKER CONSENTS TO OR ACQUIESCES IN SUCH APPOINTMENT OR POSSESSION; (D) FILES A PETITION FOR RELIEF UNDER THE UNITED STATES BANKRUPTCY CODE OR ANY OTHER PRESENT OR FUTURE FEDERAL OR STATE INSOLVENCY, BANKRUPTCY OR SIMILAR LAWS (ALL OF THE FOREGOING HEREINAFTER COLLECTIVELY CALLED "APPLICABLE BANKRUPTCY LAW") OR AN INVOLUNTARY PETITION FOR RELIEF IS FILED AGAINST MAKER UNDER ANY APPLICABLE BANKRUPTCY LAW AND SUCH INVOLUNTARY PETITION IS NOT DISMISSED WITHIN SIXTY (60) DAYS AFTER THE FILING THEREOF, OR AN ORDER FOR RELIEF NAMING MAKER IS ENTERED UNDER ANY APPLICABLE BANKRUPTCY LAW, OR ANY COMPOSITION, REARRANGEMENT, READJUSTMENT, EXTENSION, REORGANIZATION OR OTHER RELIEF OF DEBTORS NOW OR HEREAFTER EXISTING IS REQUESTED OR CONSENTED TO BY MAKER; (E) FAILS TO HAVE DISCHARGED WITHIN A PERIOD OF SIXTY (60) DAYS ANY ATTACHMENT, SEQUESTRATION OR SIMILAR WRIT LEVIED UPON ANY PROPERTY OF MAKER; OR
(F) FAILS TO PAY WITHIN THIRTY (30) DAYS ANY FINAL MONEY JUDGMENT AGAINST MAKER.

         provided, however, that in the case of the event of default described in clause (ii) or (iv), the entire unpaid principal balance and accrued interest hereunder shall automatically become due; and provided, further, that Maker waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind. If the principal balance is accelerated as provided above, Maker agrees to pay interest on the unpaid principal balance from the date of the event of default until paid at the rate of 12% per annum.

         No delay or omission of the holder of this Note to exercise any right hereunder will impair any such right or shall be construed to be a waiver of any such default or an acquiescence in such default. No waiver of any default will be construed, taken, or held to be a waiver of any other default, or waiver, acquiescence in, or consent to any further or succeeding default of the same nature. Maker waives demand, notice, and protest in any defense by reason of extension of time for payment or other indulgence granted by the holder of this Note.

         Maker may, at any time and without penalty, prepay all or any portion of the amounts due under this Note.

         It is the intent of Maker and the Company to conform to and contract in strict compliance with applicable usury law from time to time in effect. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment or acceleration of the maturity of any obligation), shall the rate of interest taken, reserved, contracted for, charged or received under this Note exceed the highest lawful interest rate permitted under applicable law. If the Company shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the highest lawful interest rate permitted under applicable law, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on this Note in the inverse order of its maturity and not to the payment of interest, or refunded to Maker or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. All interest paid or agreed to be paid to the Company shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of this Note so that the amount of interest on account of such obligation does not exceed the maximum amount permitted by applicable law. As used in this paragraph, the term "applicable law" shall mean the laws of the State of Texas or the Federal laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

         Maker agrees to pay to the holder of this Note all costs and expenses incurred by such holder in connection with the enforcement of the provisions of this Note, including, without limitation, the costs of transfer and filings and reasonable attorneys' fees incurred in attempting to effect collection at trial and on any appeal thereof.

         The provisions of this Note will inure to the benefit of and be binding upon any successors to Maker, or any assignees of Maker, and shall extend to any holder of this Note.

         The obligations to the holder of this Note are absolute and unconditional and the rights of said holder will not be subject to any defenses, set-offs, counterclaims, or recoupment by reason of any indebtedness or liability at any time owing by the Company or the holder to Maker.

         THIS NOTE IS GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO TRANSACTIONS TO BE WHOLLY PERFORMED WITHIN SUCH STATE.

         Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Note shall be brought against Maker in the courts of the State of Texas, County of Dallas, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas, Dallas Division, and Maker consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

         Whenever any notice is required or permitted to be given to Maker, such notice must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the address or telecopier number set forth below.

         THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN MAKER AND COMPANY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF MAKER AND COMPANY. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN MAKER AND COMPANY.

         Maker has caused this Note to be executed effective as of the date first set forth above.



                                        -----------------------------------
                                        Herbert A. Hill


                                        Address for Notices to Maker:

                                        -----------------------------------

                                        -----------------------------------

                                        Facsimile Number:
                                                         ------------------

                                EXHIBIT 1.4(a)(i)



                             STOCK PLEDGE AGREEMENT


         This Stock Pledge Agreement (this "Agreement"), dated as of __________, 2001, is between GAINSCO, INC., a Texas corporation (the "Company"), and Herbert
A. Hill ("Pledgor").

                                    RECITALS

         ARTICLE X. UNDER THE TERMS OF A STOCK PURCHASE AGREEMENT DATED AUGUST 8, 2001 (THE "STOCK PURCHASE AGREEMENT"), PLEDGOR PURCHASED FROM THE COMPANY ____ SHARES OF THE COMMON STOCK OF TRI-STATE, LTD., A NORTH DAKOTA CORPORATION ("TSL") (THE "SHARES").

         ARTICLE XI. AS PROVIDED IN THE STOCK PURCHASE AGREEMENT, PLEDGOR HAS ELECTED TO PAY FOR THE SHARES IN PART IN INSTALLMENTS AND HAS EXECUTED THAT CERTAIN PROMISSORY NOTE DATED AS OF __________, 2001 IN THE STATED PRINCIPAL AMOUNT OF $931,968 (THE "NOTE"), TO EVIDENCE THIS INDEBTEDNESS.

         ARTICLE XII. PLEDGOR HAS AGREED, ON THE TERMS SET OUT HEREIN, TO SECURE THE PAYMENT AND PERFORMANCE OF THE NOTE BY GRANTING A SECURITY INTEREST IN THE SHARES TO THE COMPANY.

                                    AGREEMENT

         NOW THEREFORE, Pledgor hereby agrees with Company as follows:

         12.1 DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated below.

         (a) The term "Code" shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

         (b) The term "Collateral" shall mean all property specifically described on Schedule "A" attached hereto and made a part hereof. The term Collateral, as used herein, shall also include (i) all certificates, instruments and/or other documents evidencing the foregoing, (ii) all renewals, replacements and substitutions of all of the foregoing, (iii) all Additional Property (as hereinafter defined), and (iv) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any of the foregoing property.

         (c) The term "Indebtedness" shall mean the obligations of Pledgor pursuant to the Note.

         (d) The term "Loan Documents" shall mean the this Agreement, the Note, the Letters of Credit (defined below in Section 7(e)) and all other instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

         (e) The term "Obligated Party" shall mean any party other than Pledgor who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

         All words and phrases used herein which are expressly defined in
Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.

         12.2 SECURITY INTEREST. As security for the Indebtedness, Pledgor, for value received, hereby grants to Company a continuing security interest in the Collateral.

         12.3 ADDITIONAL PROPERTY. Collateral shall also include the following property (collectively, the "Additional Property") which Pledgor becomes entitled to receive or shall receive in connection with any other Collateral:
(a) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off; (b) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (d) any interest, premium or principal payments; and (e) any conversion or redemption proceeds; provided, however, that until the occurrence of an Event of Default (as hereinafter defined), Pledgor shall be entitled to all cash dividends and all interest paid on the Collateral free of the security interest created under this Agreement. All Additional Property received by Pledgor shall be received in trust for the benefit of Company. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Pledgor, together with such instruments of transfer as Company may request, shall immediately be delivered to or deposited with Company and held by Company as Collateral under the terms of this Agreement. If the Additional Property received by Pledgor shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Company, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Company. Company shall be deemed to have possession of any Collateral in transit to Company or its agent.

         12.4 VOTING RIGHTS. As long as no Event of Default shall have occurred hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Pledgor; provided, however, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Company, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

         12.5 MAINTENANCE OF COLLATERAL. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Company's possession from time to time, Company does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Company shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Company to do so, (ii) such written demand is received by Company in sufficient time to permit Company to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Company in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Company being liable to account to Pledgor only for what Company may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Company to sell the Collateral, and
(ii) Pledgor provides additional collateral, acceptable to Company in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

         12.6 REPRESENTATIONS. Pledgor hereby represents and warrants the following to Company:

         (a) Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

         (b) Ownership and Liens. Pledgor has good title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interest of Bank One, N.A. pursuant to the Revolving Credit Agreement with the Company and GAINSCO Service Corp. dated November 13, 1998, as amended, and related collateral documents. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Company.

         (c) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Company herein nor the exercise by Company of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, or (B) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person. No consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Company of its rights and remedies hereunder.

         (d) Security Interest. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Company in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance.

         (e) Location. Pledgor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

         (f) Solvency of Pledgor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), and (iii) Pledgor is paying and will continue to be able to pay its debts as they mature.

         (g) Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Pledgor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Company in writing. To the best of Pledgor's knowledge, no issuer of such securities (other than securities of a class which are publicly traded) has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer, except as has been disclosed to Company in writing.

         12.7 AFFIRMATIVE COVENANTS. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Company shall otherwise consent in writing.

         (a) Ownership and Liens. Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Company. Pledgor will defend at its expense Company's right, title and security interest in and to the Collateral against the claims of any third party.

         (b) Delivery of Instruments and/or Certificates. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Company any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Company.

         (c) Adverse Claim. Pledgor covenants and agrees to promptly notify Company of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Company's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Company a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

         (d) Further Assurances. Pledgor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Company may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Company to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Company; (C) cooperating with Company in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Company's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Company, in form and substance satisfactory to Company; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Company, in form and substance satisfactory to Company. When applicable law provides more than one method of perfection of Company's security interest in the Collateral, Company may choose the method(s) to be used.

         (e) Letters of Credit. Pledgor will cause (i) the Letter of Credit dated _____, 2001 issued by ______ and (ii) the Letter of Credit dated _____, 2001 issued by Wells Fargo Bank, N.A., each for the benefit of the Company in connection with the consummation of the transactions contemplated in the Stock Purchase Agreement (taken together, or with replacement letters of credit in form and substance satisfactory to the Company in its sole and absolute discretion, the "Letters of Credit") to remain in full force and effect at all times during the period of time this Agreement is effective and shall not be dishonored or revoked.

         (f) Fiduciary Obligations. Pledgor will cause TSL to conduct its affairs in all respects as if the Company were a substantial shareholder in TSL and shall take all action necessary to preserve the value of TSL for the Company.

         12.8 NEGATIVE COVENANTS. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Company shall otherwise consent in writing.

         (a) Transfer or Encumbrance. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Company, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Company.

         (b) Impairment of Security Interest. Pledgor will not take or fail to take any action which would in any manner impair the enforceability of Company's security interest in any Collateral.

         (c) Dilution of Ownership. As to any securities pledged as Collateral (other than securities of a class which are publicly traded), Pledgor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Company pursuant to the terms hereof to the extent necessary to give Company a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Company had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

         (d) Restrictions on Securities. Pledgor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Company.

         (e) Restrictions on Liens. Pledgor shall not suffer TSL, nor shall Pledgor suffer any of TSL's subsidiaries to, directly or indirectly, incur, assume or suffer to exist, any liens, security interests, encumbrances or adverse claims upon any of its property, assets or revenues, whether now owned or hereafter acquired.

         12.9 RIGHTS OF COMPANY. Company shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

         (a) Power of Attorney. Pledgor hereby irrevocably appoints Company as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Company may from time to time in Company's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Company or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Company may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Company shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Company may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Company with respect to the Collateral.

         (b) Performance by Company. If Pledgor fails to perform any agreement or obligation provided herein, Company may itself perform, or cause performance of, such agreement or obligation, and the expenses of Company incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

         (c) Filing of Financing Statements. Pledgor hereby authorizes Company to file any and all financing statements describing the Collateral as deemed appropriate by the Company.

         Notwithstanding any other provision herein to the contrary, Company does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

         12.10 EVENTS OF DEFAULT. Each of the following constitutes an "Event of Default" under this Agreement:

         (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Pledgor to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable; or

         (b) Non-Performance of Covenants. The failure of Pledgor or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein or in any of the other Loan Documents; or

         (c) Default Under other Loan Documents. The occurrence of a default under any of the other Loan Documents.

         (d) Bankruptcy or Insolvency. If Pledgor or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its or his inability to pay its or his debts as they become due; (ii) generally is not paying its or his debts as such debts become due; (iii) has a receiver, trustee, liquidator, administrator or custodian appointed for, or take possession of, all or any substantial part of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, readjustment, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party; or

         (e) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor; or

         (f) Abandonment. Pledgor abandons the Collateral or any portion thereof; or

         (g) Action by Other Lienholder. The holder of any lien or security interest on any of the assets of Pledgor, including without limitation, the Collateral (without hereby implying the consent of Company to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

         (h) Liquidation and Related Events. If Pledgor or any Obligated Party is an entity, any action is taken by or on behalf of such entity for the liquidation, dissolution, winding up, merger or consolidation of such entity; or

         (i) Dilution of Ownership. The issuer of any securities (other than securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Company pursuant to the terms hereof to the extent necessary to give Company a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Company had before such issuance) or any options, warrants or other rights to purchase any such capital stock; or

               Bankruptcy of Issuer. (i) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or (iii) an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law; or

               Letters of Credit. Either Letter of Credit ceases to be in full force and effect or either issuer of the respective Letters of Credit gives any notice to Pledgor or the Company of its intent to terminate or not to renew the applicable Letter of Credit or to honor a draw on the applicable Letter of Credit (provided, however, that in the event that the applicable issuer of a Letter of Credit gives notice of its intent not to renew the Letter of Credit and Pledgor, prior to the date that is 20 calendar days prior to the expiration of the Letter of Credit, substitutes a like letter of credit by a United States bank having a net worth (as established by the most recent public financial information of such bank, copies of which shall be provided by Pledgor to Company) of not less than $500 million, no Event of Default shall be deemed to have occurred); or

               Change in Control of TSL. Any Change of Control shall occur with respect to TSL, unless such Change of Control has been previously approved in writing by the Company. The term "Change in Control" means the time at which (i) there shall be consummated any consolidation or merger of TSL pursuant to which TSL's common stock (or other capital stock) would be converted into cash, securities or other property, other than a merger or consolidation of TSL in which the holders of such common stock immediately prior to the merger have the same proportionate ownership, directly or indirectly, of common stock of the surviving corporation immediately after the merger as they had of TSL's common stock immediately prior to such merger, (ii) all or substantially all of TSL's assets shall be sold, leased, conveyed or otherwise disposed of as an entirety or substantially as an entirety to any individual, company, corporation, association, partnership, joint venture, unincorporated trade or business enterprise, trust or an estate (collectively hereinafter referred to as "Person"), including an Affiliate or associate of TSL, in one or a series of transactions. The term "Affiliate" means, in relation to any Person, any Person which, directly or indirectly, controls or is controlled by or is under common control with such Person.

         12.11 REMEDIES AND RELATED RIGHTS. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein or available under applicable law or in equity, under any of the other Loan Documents or otherwise available to Company, Company may exercise one or more of the rights and remedies provided in this Section.

         (a) Remedies. Company may from time to time upon the occurrence of an Event of Default, at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

                  (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

                  (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

                  (iii) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Company's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

                  (iv) buy the Collateral, or any portion thereof, at any public sale;

                  (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

                  (vi) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and

                  (vii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Company is entitled to do so under the Code or otherwise.

         Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, ten (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Company shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Company may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Company of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.504(c) of the Code.

         (b) Private Sale of Securities. Pledgor recognizes that Company may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Company may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Company shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Company may, in such event, bid for the purchase of such securities.

         (c) Application of Proceeds. If any Event of Default shall have occurred, Company may at its discretion apply or use any cash held by Company as Collateral, and any cash proceeds received by Company in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows:

                  (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Company in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Company hereunder;

                  (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

                  (iii) to the satisfaction of the Indebtedness;

                  (iv) by holding such cash and proceeds as Collateral;

                  (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

                  (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

         (d) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Company are insufficient to pay all amounts to which Company is legally entitled, Pledgor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

         (e) Non-Judicial Remedies. In granting to Company the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Company to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Company or Pledgor from resorting to judicial process at either party's option.

         (f) Other Recourse. Pledgor waives any right to require Company to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Company. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Company has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Company. Pledgor authorizes Company, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Company may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

         (g) Voting Rights. Upon the occurrence of an Event of Default, Pledgor will not exercise any voting rights with respect to securities pledged as Collateral. Pledgor hereby irrevocably appoints Company as Pledgor's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Pledgor's securities pledged as Collateral upon the occurrence of an Event of Default.

         (h) Dividend Rights and Interest Payments. Upon the occurrence of an Event of Default:

                  (i) all rights of Pledgor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 3 shall automatically cease, and all such rights shall thereupon become vested with Company which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

                  (ii) all dividend and interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Company, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Company in the exact form received (properly endorsed or assigned if requested by Company), to be held by Company as Collateral.

                  (i) Relationship to Letters of Credit. Notwithstanding anything to the contrary contained in this Section 11, the Company shall not be entitled to exercise any of its remedies provided for in this Section 11: (i) unless the Company has first attempted to draw on at least one of the Letters of Credit or (ii) if the Indebtedness has been satisfied through a draw on one or both Letters of Credit.

         12.12 MISCELLANEOUS.

         (a) Entire Agreement. This Agreement contains the entire agreement of Company and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Company shall continue in full force and effect to secure the Indebtedness unless Company specifically releases its rights thereunder by separate release.

         (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

         (c) Actions by Company. The lien, security interest and other security rights of Company hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Company may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Company shall not release or impair the lien, security interest or other security rights of Company hereunder or affect the obligations of Pledgor hereunder.

         (d) Waiver by Company. Company may waive any Event of Default without waiving any other prior or subsequent Event of Default. Company may remedy any default without waiving the Event of Default remedied. Neither the failure by Company to exercise, nor the delay by Company in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Company of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Company and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

         (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

         (f) Venue. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties in the courts of the State of Texas, County of Dallas, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas, Dallas Division, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

         (g) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

         (h) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Company to extend or continue to extend credit to Pledgor.

         (i) Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

                  If to the Company:

                  GAINSCO, INC.
                  500 Commerce Street
                  Fort Worth, Texas 76102-5439
                  Attention: Chief Executive Officer
                  Facsimile No.: (817) 338-1454

                  with a copy of all notices to the Company to:

                  Jackson Walker L.L.P.
                  901 Main Street, Suite 6000
                  Dallas, Texas  75202
                  Attention:   Byron F. Egan
                  Facsimile No.:  (214) 953-5822

                  If to Pledgor:

                  Herbert A. Hill
                  1605 E. Capitol Avenue
                  Bismarck, North Dakota  58501
                  Facsimile No.: (701) 223-0842

                  with a copy to:

                  Pearce & Durick P.L.L.P.
                  P.O. Box 400
                  314 East Thayer Avenue
                  Bismarck, North Dakota 58502
                  Attention: Patrick W. Durick
                  Facsimile No.:  (701) 223-7865

         (j) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Company and its successors and assigns. Without limiting the generality of the foregoing, Company may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Company.

         (k) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

         (l) Cumulative Rights. All rights and remedies of Company hereunder are cumulative of each other and of every other right or remedy which Company may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

         (m) Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

         EXECUTED as of the date first written above.


                                      PLEDGOR:
                                      -------


                                      ------------------------------------------
                                      Herbert A. Hill



                                      COMPANY:
                                      -------

                                      GAINSCO, INC., a Texas corporation


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                  SCHEDULE "A"


The following property is a part of the Collateral as defined in Subsection
1(b):


         All of Pledgor's ownership interest in Tri-State, Ltd., a North Dakota corporation ("TSL"), including without limitation _______ shares of common stock in TSL as evidenced by Certificate Number ________ issued in the name of Pledgor and representing 100% of the outstanding capital stock of TSL.

                             IRREVOCABLE STOCK POWER


         FOR VALUE RECEIVED, Herbert A. Hill, does hereby sell, assign and transfer unto ___________________________________, ___________________(___)
Shares of the Capital Stock of Tri-State, Ltd., standing in Herbert A. Hill's name on the books of said corporation represented by Certificate No. _____ herewith, and does hereby irrevocably constitute and appoint _____________________________ attorney to transfer the said stock on the books of the within named Tri-State, Ltd. with full power of substitution in the premises.

Dated                ,         .
      ----------- --- ---------


                                      ------------------------------------------
                                      Herbert A. Hill

                               EXHIBIT 1.4(a)(ii)





                                 MUTUAL RELEASE

         This Mutual Release (this "Release"), by and among GAINSCO, INC., a Texas corporation ("Seller"), Midwest Casualty Insurance Company ("MCIC"), Tri-State, Ltd., a North Dakota corporation ("TSL"), Herb Hill Insurance, Inc. ("Hill Insurance"), MDR/Motor Vehicle Driving Records ("MDR"), Herbert A. Hill ("Buyer") and Alan E. Heidt ("Heidt") is made and entered into as of the ______ day of August, 2001.

         WHEREAS, Seller and Buyer entered into the Stock Purchase Agreement dated as of August 8, 2001 (the "2001 Purchase Agreement") pursuant to which, among other things, Seller agreed to sell all of the outstanding capital stock of TSL to Buyer;

         WHEREAS, as a condition to the consummation of the transactions contemplated by the Purchase Agreement, the parties are executing this Release.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties agree as follows:

         1. RELEASE BY BUYER, HEIDT, TSL, HILL INSURANCE AND MDR. Each of Buyer, Heidt, TSL, Hill Insurance and MDR does for itself, its subsidiaries, officers, directors, shareholders, members, managers, employees, agents, representatives, heirs, estates, successors and assigns (all of the foregoing, other than the named parties herein, are collectively referred to as "Buyer Related Parties") hereby release, remise, acquit, satisfy, and forever discharge Seller, MCIC, and the Seller Related Parties (defined in Section 2 below) of and from all, and all manner of action and actions, cause and causes of action, suits, debts, accounts, bills, interests, costs, agreements, damages, judgments, executions, claims and demands whatsoever, in law or in equity, whether now existing or hereafter arising, known or unknown (collectively, "Claims") including without limitation Claims relating to, arising from, or in connection with the Stock Purchase Agreement dated as of November 17, 1999 among Seller, Buyer, Heidt and TSL (as amended, the "Original Purchase Agreement"), the Employment Agreement dated as of January 7, 2000 among TSL, Buyer and Seller (the "Hill Agreement"), the Employment Agreement dated as of January 7, 2000 among TSL, Heidt and Seller (the "Heidt Agreement," and together with the Hill Agreement, the Original Purchase Agreement and the other ancillary documents executed in connection therewith, the "Original Transaction Documents") or the transactions contemplated in any of the Original Transaction Documents (the "Original Transactions"); provided, however, that nothing in this Section shall be interpreted as releasing Seller, MCIC or any of the Seller Related Parties from any Claim arising under or in connection with (i) the 2001 Purchase Agreement;
(ii) the Promissory Note dated August __, 2001 in the original principal amount of $____ and executed by Buyer in favor of Seller; (iii) the Stock Pledge Agreement dated August __, 2001 between Buyer and Seller; (iv) the Letter of Credit dated August __, 2001 issued by ______ to Seller); (v) the Letter of Credit dated August __, 2001 issued by Wells

Fargo Bank, N.A. to Seller; (vi) the General Agency Agreement dated August __, 2001 between MGA Insurance Company and TSL; (vii) the Assignment and Assumption Agreement dated August __, 2001 among Buyer, Seller, TSL and Heidt or (viii) this Release (the foregoing documents collectively, the "2001 Transaction Documents").

         2. RELEASE BY SELLER AND MCIC. Each of Seller and MCIC does for itself, its subsidiaries, officers, directors, shareholders, members, managers, employees, agents, representatives, heirs, estates, successors and assigns (all of the foregoing, other than the named parties herein, are collectively referred to as "Seller Related Parties") hereby release, remise, acquit, satisfy, and forever discharge Buyer, Heidt, TSL, Hill Insurance, MDR and the Buyer Related Parties of and from all, and all manner of Claims, including without limitation Claims relating to, arising from, or in connection with the Original Transaction Documents and the Original Transactions; provided, however, that nothing in this Section shall be interpreted as releasing Buyer, Heidt, TSL, Hill Insurance and MDR or any of the Buyer Related Parties from any Claim arising under or in connection with any of the 2001 Transaction Documents; and provided, further, that nothing in this Section shall be interpreted as releasing Heidt from any Claim arising under or in connection with the Heidt Employment Agreement or
Section 5.13 of the Original Purchase Agreement.

         3. DISMISSAL OF CLAIM. Seller shall, as promptly as practicable following the full execution of this Release, file the appropriate papers with the Court to cause all claims and causes of action pending in Cause No. 01-4660-E, GAINSCO, INC. v. Herbert A. Hill, in the 101st District Court of Dallas County, Texas to be dismissed with prejudice.

         4. TERMINATION OF EMPLOYMENT AGREEMENT. The Hill Agreement is hereby terminated.

         5. MISCELLANEOUS.

            (a) This Release will be governed by the laws of the State of Texas without regard to conflicts of laws principles. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Release shall be brought against any of the parties in the courts of the State of Texas, County of Dallas, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas, Dallas Division, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

            (b) This Release and the other 2001 Transaction Documents embody the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersede any prior agreements and understandings relating to the subject matter hereof. The parties hereto have not relied upon any promise, warranty or representation, either oral or written, other than as stated in this Release or the other 2001 Transaction Documents.

            (c) This Release may be executed in any number of counterparts, each of which shall be deemed an original, but all of which collectively shall constitute one and the same instrument representing this Release between the parties hereto and it shall not be necessary for the proof of this Release that any party produce or account for more than one such counterpart.

            (d) This Release may be amended, modified or superseded, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, but only by a written instrument executed by each party hereto. No waiver of any nature, in any one or more instances, shall be deemed to be or construed as a further or continued waiver of any condition or any breach of any other term, covenant, representation or warranty in this Release.

            (e) If any provision of this Release is held to be illegal, invalid or unenforceable under present or future laws effective during the effective period of this Release, such provision shall be fully severable; this Release shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Release; and the remaining provisions of this Release shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Release. Furthermore, in lieu of each illegal, invalid or unenforceable provision there shall be added automatically as part of this Release a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

            (f) This Release shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Release nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto.

            (g) The section headings contained in this Release are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Release.


                           [Intentionally left blank.]

         IN WITNESS WHEREOF, the undersigned parties have executed this Mutual Release in one or more counterparts as of the day and year first above written.

                           GAINSCO, INC.

                           By:
                              --------------------------------------------------
                           Name:
                                 -----------------------------------------------
                           Title:
                                  ----------------------------------------------

                           MIDWEST CASUALTY INSURANCE COMPANY

                           By:
                              --------------------------------------------------
                           Name:
                                 -----------------------------------------------
                           Title:
                                  ----------------------------------------------

                           TRI-STATE, LTD.

                           By:
                              --------------------------------------------------
                           Name:
                                 -----------------------------------------------
                           Title:
                                  ----------------------------------------------


                           HERB HILL INSURANCE, INC.

                           By:
                              --------------------------------------------------
                           Name:
                                 -----------------------------------------------
                           Title:
                                  ----------------------------------------------


                           MDR/MOTOR VEHICLE DRIVING RECORDS

                           By:
                              --------------------------------------------------
                           Name:
                                 -----------------------------------------------
                           Title:
                                  ----------------------------------------------


                           ---------------------------------
                           HERBERT A. HILL



                           -----------------------------------------------------
                           ALAN E. HEIDT

                               EXHIBIT 1.4(a)(iii)




                       ASSIGNMENT AND ASSUMPTION AGREEMENT


            This Assignment and Assumption Agreement (this "Assignment and Assumption Agreement"), is made and entered into on the ____ day of August, 2001 by and among GAINSCO, INC., a Texas corporation ("Seller"), Tri-State, Ltd., a North Dakota corporation ("TSL"), Herbert A. Hill ("Buyer") and Alan E. Heidt ("Heidt").

            WHEREAS, Seller desires to assign to Buyer Seller's rights under (i)
Section 5.13 of the Stock Purchase Agreement dated as of November 17, 1999 among Seller, Buyer, Heidt and TSL, as amended, and (ii) the Employment Agreement dated as of January 7, 2000 among TSL, Heidt and Seller (collectively, the "Rights");

            WHEREAS, Heidt and TSL desire to consent to the assignment of the Rights by Seller.

            NOW, THEREFORE, the parties, for good and valuable consideration, hereby agree as follows:

            1. ASSIGNMENT. Seller hereby assigns unto Buyer the Rights and Buyer hereby accepts the assignment of and assumes the Rights.

            2. NO WARRANTIES. Buyer acknowledges that Seller is making no representation or warranty, express or implied, with respect to the enforceability of the Rights or the validity of the assignment of the Rights as contemplated in this Assignment and Assumption Agreement.

            3. CONSENT TO ASSIGNMENT. Heidt and TSL hereby consent to assignment of the Rights by Seller to Buyer.

            4. COUNTERPARTS. This Assignment and Assumption Agreement may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the date first above written.


                                    GAINSCO, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------



                                    TRI-STATE, LTD.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------


                                    --------------------------------------------
                                    HERBERT A. HILL



                                    --------------------------------------------
                                    ALAN E. HEIDT

                             EXHIBIT 1.4(b)(iii)(A)





              IRREVOCABLE STANDBY LETTER OF CREDIT NO. [          ]
                                                        ----------

PLACE AND DATE OF ISSUE:                            DATE AND PLACE OF EXPIRY:
DALLAS, TEXAS  [         ]                          [         ] IN DALLAS, TEXAS
                ---------                            ---------

APPLICANT:                                          ADVISING BANK:
HERBERT A. HILL                                     NOT APPLICABLE

-----------------------

-----------------------

-----------------------

BENEFICIARY:                                 AMOUNT: USD____________
GAINSCO, INC.                                ___________ AND NO/100 U.S. DOLLARS
500 COMMERCE STREET
FORT WORTH, TEXAS  76102


         Gentlemen,


         We hereby establish our Irrevocable Standby Letter of Credit in your favor available by Beneficiary's sight draft(s) drawn on FIRST WESTERN BANK OF SPEARFISH, N.A. when accompanied by the original of this credit and the following document(s):

      o Original of a statement purportedly signed by an officer of Beneficiary stating that: Quote-GAINSCO, Inc. is entitled to draw under this Letter of CREDIT in accordance with its agreements with HERBERT A. HILL-Unquote


         SPECIAL CONDITIONS:

         Multiple drawings are permitted.

         Draft(s) must be marked: "Drawn under FIRST WESTERN BANK OF SPEARFISH, N.A. Credit No. [________]."

         UPON THE OCCURRENCE OF EACH EXPIRY DATE, THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY RENEWED FOR AN ADDITIONAL [______] PERIOD FOR $_________ UNLESS WE HAVE ADVISED BENEFICIARY IN WRITING AT LEAST

30 DAYS PRIOR TO SUCH EXPIRY DATE THAT THIS LETTER OF CREDIT WILL NOT BE
RENEWED.

         THE FACE AMOUNT OF THIS LETTER OF CREDIT SHALL BE REDUCED TO AN AMOUNT SPECIFIED BY BENEFICIARY AND A REPLACEMENT LETTER OF CREDIT WITH SUCH REDUCED FACE AMOUNT SHALL BE ISSUED BY US when accompanied by the original of this credit and AN ORIGINAL OF A STATEMENT PURPORTEDLY SIGNED BY AN OFFICER OF BENEFICIARY STATING THAT: QUOTE-GAINSCO, INC. HEREBY DIRECTS THAT THE FACE AMOUNT OF THIS LETTER OF CREDIT BE REDUCED TO $___________ -UNQUOTE

         WE HEREBY ENGAGE WITH YOU THAT ALL DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH ALL THE TERMS AND CONDITIONS OF THIS CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT TO [_____________________] ON OR BEFORE THE EXPIRATION OF THIS LETTER OF CREDIT.

         THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500.



         -------------------------------
AUTHORIZED SIGNATURE
         FIRST WESTERN BANK OF SPEARFISH, N.A.

                             EXHIBIT 1.4(b)(iii)(B)




              IRREVOCABLE STANDBY LETTER OF CREDIT NO. [__________]


PLACE AND DATE OF ISSUE:                     DATE AND PLACE OF EXPIRY:
DALLAS, TEXAS  [_________]                   [_________] IN DALLAS, TEXAS

APPLICANT:                                   ADVISING BANK:
HERBERT A. HILL                              NOT APPLICABLE

----------------------

----------------------

----------------------

BENEFICIARY:                                 AMOUNT: USD____________
GAINSCO, INC.                                ___________ AND NO/100 U.S. DOLLARS
500 COMMERCE STREET
FORT WORTH, TEXAS  76102


         Gentlemen,


         We hereby establish our Irrevocable Standby Letter of Credit in your favor available by Beneficiary's sight draft(s) drawn on FIRST WESTERN BANK OF SPEARFISH, N.A. when accompanied by the original of this credit and the following document(s):

      o Original of a statement purportedly signed by an officer of Beneficiary stating that: Quote-GAINSCO, Inc. is entitled to draw under this Letter of CREDIT in accordance with its agreements with HERBERT A. HILL-Unquote


         SPECIAL CONDITIONS:

         Multiple drawings are permitted.

         Draft(s) must be marked: "Drawn under FIRST WESTERN BANK OF SPEARFISH, N.A. Credit No. [________]."

         UPON THE OCCURRENCE OF EACH EXPIRY DATE, THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY RENEWED FOR AN ADDITIONAL [______] PERIOD FOR $_________ UNLESS WE HAVE ADVISED BENEFICIARY IN WRITING AT LEAST

30 DAYS PRIOR TO SUCH EXPIRY DATE THAT THIS LETTER OF CREDIT WILL NOT BE
RENEWED.

         THE FACE AMOUNT OF THIS LETTER OF CREDIT SHALL BE REDUCED TO AN AMOUNT SPECIFIED BY BENEFICIARY AND A REPLACEMENT LETTER OF CREDIT WITH SUCH REDUCED FACE AMOUNT SHALL BE ISSUED BY US when accompanied by the original of this credit and AN ORIGINAL OF A STATEMENT PURPORTEDLY SIGNED BY AN OFFICER OF BENEFICIARY STATING THAT: QUOTE-GAINSCO, INC. HEREBY DIRECTS THAT THE FACE AMOUNT OF THIS LETTER OF CREDIT BE REDUCED TO $___________ -UNQUOTE

         WE HEREBY ENGAGE WITH YOU THAT ALL DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH ALL THE TERMS AND CONDITIONS OF THIS CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT TO [_____________________] ON OR BEFORE THE EXPIRATION OF THIS LETTER OF CREDIT.

         THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500.



         -------------------------------
AUTHORIZED SIGNATURE
         FIRST WESTERN BANK OF SPEARFISH, N.A.